UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2021

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Investor Class (IPFCX)

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1

Letter to Partner	2

Sector Allocation of Portfolio Assets	12

Expense Example	14

Schedules of Investments	16

Statements of Assets and Liabilities	24

Statements of Operations	26

Statements of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	33

Notice to Shareholders	43

Approval of Investment Advisory Agreement	44

Statement Regarding Liquidity Risk Management Program	48

Privacy Notice	49

POPLAR FOREST FUNDS

Performance of each fund class for the 6-month, 1-, 5-, 10-year and since inception periods as of March 31, 2021 is as follows:

Returns for periods greater than 1 year have been annualized. The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

As of the Fund’s most recently filed registration statement, the Partners Fund Class A shares gross expense ratio is 1.33%; net expense ratio is 1.21% and is applicable to investors. The Partners Fund Institutional Class shares gross expense ratio is 1.08%; net expense ratio is 0.96% and is applicable to investors. The Cornerstone Fund gross expense ratio is 1.77%; net expense ratio is 0.91% and is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least January 27, 2022.

Poplar Forest Funds Semi-Annual Report, March 2021

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Portfolio Manager Commentary

Dear Partner,

For almost 25 years now, I have used an investment process that focuses on normalized earnings and free cash flow as determinants of business value. The fair value of a business generally evolves slowly over years while stock prices can vary widely from day to day. In the short term, the volatility of prices relative to the stability of underlying value creates opportunities to buy stocks when they are trading at a substantial discount to our assessment of intrinsic value and to sell them after that gap has closed.

Intellectually, it’s a fairly simple and straightforward process; in practice, it is far harder. I fell in love with the “treasure hunting” aspect of investing when I was in high school and that challenge continues to fuel me to this day. As I reflect back on the returns generated from my bottom-up stock picking, I can’t help but notice that results are dramatically influenced by prevailing investor attitudes; while I keep doing the same thing, day in and day out, the collective “wisdom” of market participants is anything but stable. For example, in the last 15 months, changes in stock prices (as represented by the S&P 500) simply can’t be explained by changes in long-term business fundamentals:

Time period	% change in S&P 500
12/31/19 to 2/19/20	+4.8%
2/19/20 to 3/23/20	-33.9%
3/23/20 to 3/31/21	+77.6%

During these wild market swings, we’ve seen a marked change in the type of companies that investors favor. Former growth darlings are being sold to free up funds to purchase shares of economically-sensitive businesses. Investors want beneficiaries of economic reopening and reflation driven by vaccine deployment and continued fiscal and monetary stimulus. As a result, value stocks have begun to materially outperform growth stocks. I believe this change in market leadership signals the beginning of a multi-year period of outperformance as value stocks deliver the competitive earnings growth needed to narrow the historically wide valuation gap between growth and value stocks.

Source: Evercore ISI Research as of 2/28/21 NTMPE: Next Twelve-Month P/E GFC: Great Financial Crisis

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Despite Poplar Forest’s recent positive investment results, our portfolio is still valued at just 60% of the S&P 500’s P/E ratio. In short, our portfolio appears to be attractively valued on an absolute basis and even more so relative to a stock market sitting near all-time high levels. With economic growth accelerating, we believe our companies can grow earnings at a very attractive rate that is not reflected in a 13x P/E on consensus 2021 earnings estimates – estimates that we believe will prove too low. Our portfolio also has a 5.5% free cash flow yield (latest 12 months) and we believe that free cash flow can grow 9-10% per year for at least the next three to four years.

Some investors worry that rising interest rates will derail the bull market that started in the depths of the COVID crisis. While rising rates may well be a headwind for the most expensively valued stocks, increasing long-term interest rates are a signal that the economy is recovering – and that should be good for value stocks. Historically, interest rates haven’t been a problem for the market until the yield curve inverts (when short-term interest rates are higher than long-term rates). In recent months, long-term interest rates have increased while short-term rates have stayed pinned down by the Fed - the curve has steepened. A steepening curve is a sign that markets are growing increasingly confident that stimulus plus vaccines will lead to a progressively stronger economy. This is a fundamentally bullish outlook for the stocks we own.

When contemplating value stocks’ prospects, I think a review of the past can help us as we look to the future. While every market cycle has its own unique characteristics, I continue to see many parallels between the last few years and the late 1990s when I first started managing money in the American Balanced Fund. If the next few years bear any resemblance to the period following the tech bubble, then the strategies we employ at Poplar Forest could be particularly timely. While the pages that follow may be a bit nerdy, I found it useful to delve into the past few market cycles I’ve lived through as a way of framing what the future may hold for value investing.

1997-1999 – Inflating of the “Tech” Bubble – Goliath Dominates

While much attention was given to speculation in tech stocks in the late 1990s, the bubble extended well beyond the tech sector. Yes, Microsoft and Cisco were valued at more than 70x earnings, but it didn’t stop there. More prosaic but large companies, like General Electric and Wal-Mart, traded at more than 45x earnings. In that way, the “tech” bubble was reminiscent of the Nifty 50 era of the 1960s when a small subset of companies was deemed to be dominant and unassailable, and therefore worthy of exorbitantly rich valuation premiums relative to their peers.

During the inflating of the “tech” bubble, the Russell 1000 Growth Index beat the Russell 1000 Value Index by more than 15% a year for three years. This period of capital-spending-led ebullience was the culmination of an 11-year expansion that saw the S&P grow earnings by 7.5% per year.

Earnings Cycle	1989-2000
GDP Growth	5.5%
EPS Growth	7.5%
Core Inflation	3.1%
Real EPS Growth	4.4%

The earnings cycle refers to the period between peaks in earnings on the S&P 500. For example, earnings peaked at $25.53 in the twelve months ending 9/30/1989 before falling 23% in the 1990-91 recession and then rising to a $56.79 peak at 9/30/2000.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

Given the economic exuberance experienced during the “tech” bubble, it was no surprise to see the Federal Reserve raise interest rates in mid-1999. As was historically typical, the market peaked not long after the yield curve inverted (10-year Treasury yields lower than Fed Funds) about nine months later. For those less involved in investing day-to-day, the yield curve is a representation of the interest rates (yields) on similar quality bonds of different maturities. For example, it could refer to the difference in interest rates of a 10-year Treasury bond relative to the short-term interest rate targeted by the Federal Reserve (so called “Fed Funds”).

S&P 500 Index (SPX)
Price 3,821.35
3/8/2021
Intrinsic
Current 1.20 Median 4.74 High 6.86 Low 1.18 CAGR -26.4%
Start 12/31/1998 End 12/27/2002
Federal Funds Rate (%)
6.49
5.68
4.87
4.06
3.25
2.43
1.62
1
12/31/1998
6/30/1999
12/31/1999
6/30/2000
12/31/2000
6/30/2001
12/31/2001
6/30/2002
12/31/2002
Current 2.63 Median 0.91 High 3.72 Low -1.42 CAGR 46.1%
Start 12/31/1998 End 12/27/2002
10-Yr Treas/Fed Funds Rate Spread (%)
3.72
3.08
2.06
1.03
0.00
-1.03
2
Current 879.82 Median 1272.34 High 1527.46 Low 776.76 CAGR -8.0%
Start 12/31/1998 End 12/31/2002
Daily Closing Price
3
1501.4
1376.3
1251.2
1126.1
1000.9
875.8
Poplar Forest Capital

1 Fed starts raising rates 2 Yield curve inverts 3 S&P peaks Source: Intrinsic Research

2000-2007 – Value Rebound – Goliath Loses to David

When the tech bubble burst, the economy went into a shallow recession that saw a 32% decline in earnings for the S&P 500. The Fed cut interest rates to fight the recession. As it turned out, the “unassailable” market leaders weren’t as bullet proof as expected and the underdog “old economy” stocks held up well. As the bubble deflated (from 2000 to 2002), the Value Index beat the Growth Index by 18.5% per year - enough to recover the prior three years’ underperformance and then some. Value stocks continued to perform well in the recovery and, by the end of 2006, the Russell 1000 Value Index had outperformed its Growth counterpart for seven years in a row.

While this economic expansion didn’t last as long as its predecessor, underlying market fundamentals were similar:

Earnings Cycle	1989-2000	2000-2007
GDP Growth	5.5%	5.0%
EPS Growth	7.5%	7.3%
Core Inflation	3.1%	2.1%
Real EPS Growth	4.4%	5.2%

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A housing market fueled by low interest rates became overheated and, as was typical of past cycles, the Federal Reserve started raising interest rates to combat fears of inflation. As in the late 1990s, the yield curve inverted before the stock market peaked.

S&P 500 Index (SPX)
Price 3,821.35
3/8/2021
Intrinsic
Federal Funds Rate (%)
Current 0.09 Median 4.22 High 5.34 Low 0.09 CAGR -53.9%
Start 12/31/2004 End 12/26/2008
5.25
4.50
3.75
3.00
2.25
1.50
0.75
12/31/2004
6/30/2005
12/31/2005
6/30/2006
12/31/2006
6/30/2007
12/31/2007
6/30/2008
12/31/2008
10-Yr Treas/Fed Funds Rate Spread (%)
Current 2.07 Median 0.21 High 3.79 Low -0.84 CAGR -2.3%
Start 12/31/2004 End 12/26/2008
3.70
2.78
1.85
0.93
0.00
Daily Closing Price
Current 903.25 Median 1294.34 High 1565.15 Low 752.44 CAGR -7.1%
Start 12/31/2004 End 12/31/2008
1565.2
1490.0
1354.5
1219.1
1083.6
948.2
812.7
Poplar Forest Capital
1
2
3

1 Fed starts raising rates 2 Yield curve inverts 3 S&P peaks Source: Intrinsic Research

2008-2019 – Tepid Recovery from Financial Crisis – followed by a 1990s’ Redux

As has been well documented, the aftermath of the bursting of the housing bubble was much more systemically challenging than was the recovery from the capital spending slump that followed the popping of the “tech” bubble. Earnings for companies in the S&P 500 fell by 57% and it took four years for them to recover to their 2007 peak. Earnings took another hit in the 2015 “Industrial Recession,” but the pain was contained to companies that made stuff and the overall economy moved forward.

Ultimately, the Trump tax cuts in 2017 led to a renewed burst of activity, yet the resulting economic recovery still paled in comparison to past expansions:

Earnings Cycles	1989-2000	2000-2007	2007-2019
GDP Growth	5.5%	5.0%	3.3%
EPS Growth	7.5%	7.3%	4.3%
Core Inflation	3.1%	2.1%	1.9%
Real EPS Growth	4.4%	5.2%	2.4%

Given the tepid recovery after the Global Financial Crisis, companies that did have solid growth started to see inflation in their valuation – a so-called growth scarcity premium - and the Russell Growth Index beat the Value Index by about 3% a year from 2008-2016. As we saw in the late 1990s, a subset of these companies was subsequently anointed as incontrovertible winners in what are perceived to be winner-take-all markets. Valuation metrics expanded and though the language was

Poplar Forest Funds Semi-Annual Report, March 2021

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slightly different, we saw a 1990s redux of “Old” versus “New” economy stocks. The Growth Index trounced the Value Index by 16.9% per year for three years (as compared to 15.3% in ‘97-’99).

Meanwhile, as economic growth started to accelerate in response to the Trump tax cuts, the Federal Reserve started on a path to “normalize” interest rates. Yet again, the yield curve inverted. While at the time I rationalized away the inversion, given the apparent lack of bubbles in need of popping, history suggested that the stage was set for a bear market. While COVID will be remembered as the cause of the 2020 bear market, I can’t help but wonder if we’d have had to live through a challenging period regardless of our need to be socially distanced for health reasons.

S&P 500 Index (SPX)
Price 3,821.35
3/8/2021
Current 0.09 Median 1.42 High 2.44 Low 0.05 CAGR -39.5%
Start 12/31/2016 End 12/25/2020
Federal Funds Rate (%)
2.39
2.05
1.71
1.37
1.02
0.68
0.34
1
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
Current 0.85 Median 0.81 High 1.92 Low -0.63 CAGR -16.8%
Start 12/31/2016 End 12/25/2020
10-Yr Treas/Fed Funds Rate Spread (%)
1.92
1.53
1.02
0.51
0.00
-0.51
2
Current 3756.07 Median 2798.33 High 3756.07 Low 2237.40 CAGR 13.6%
Start 12/31/2016 End 12/31/2020
Daily Closing Price
3756.1
3543.6
3290.5
3037.3
2784.2
2531.1
2278.0
3
Poplar Forest Capital

1 Fed starts raising rates 2 Yield curve inverts 3 S&P peaks Source: Intrinsic Research

Looking Ahead – Is the Stage Set for a Replay of 2000-2007?

I think the most important observation regarding the current market cycle is that officials from the White House to Congress to the U.S. Treasury to the Federal Reserve are all committed to delivering more robust economic growth than we experienced in the years that followed the Global Financial Crisis. With COVID vaccinations expanding rapidly and unprecedented fiscal and monetary stimulus, earnings appear set to rebound faster than prior recoveries. With more widespread earnings growth, the so-called “growth scarcity premium” seems likely to continue to dissipate while value stocks enjoy a positive re-rating. If the next eight years follow the same pattern as 2000-2007 (just as 2018-2020 was similar to 1997-1999), then Poplar Forest’s investment program could really shine. If value beats growth, I believe that we can beat both because we run concentrated, high-conviction, benchmark-agnostic portfolios.

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Market Cycles	1997 to 1999	2000 to 2007	2008 to 2017	1997 to 2017
Value Index	+18.8%	+6.8%	+7.1%	+8.5%
Growth Index	+34.1%	-2.9%	+10.0%	+7.8%
Value vs. Growth	-15.3%	+9.7%	-2.9%	+0.7%
Market Cycles	2018 to 2020	2021 to 2028?
Value Index	+6.1%
Growth Index	+23.0%
Value vs. Growth	-16.9%

Current circumstances – accelerating earnings growth and a wide valuation differential between growth and value stocks – remind me of the early days of the 2000-2007 value cycle. While I’m sure there will be unique characteristics this time around, the situation looks to be full of promise. I’ve used the same investment process for nearly a quarter century, and after comparing the results of that process both at Poplar Forest and at the Capital Group, I strongly believe that the ingredients are in place for several years of rewarding results for the strategies we employ at Poplar Forest!

J. Dale Harvey
Founder, CIO and Portfolio Manager
March 31, 2021

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Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of 51.12% while Class A shares (no load) produced an 50.98% return for the six months ended March 31, 2021.  This compared to a return of 19.07% for the S&P 500 Index (“S&P 500”) and 29.34% for the Russell 1000 Value Index. Positive performance was primarily due to security selection rather than sector allocation. Relative to the S&P 500, the Fund’s top contributing sectors were Financials, Consumer Discretionary and Materials; whereas, the bottom contributing sectors were Utilities, Consumer Staples and Healthcare. At the security level, the Fund’s top contributors to overall performance were Tapestry, Equitable Holdings, CNH Industrial, American International Group and ViacomCBS. Bottom contributors included Merck, Kroger, E*TRADE Financial, Noble Energy and Conagra Brands.

State of the Economy and Recovery in Value Stocks

Due to robust economic activity, the air is starting to come out of the growth bubble. Progress on vaccination efforts and record stimulus injections into the economy fueled continued gains in stocks, and low-expectation value stocks in particular. The Russell 1000 Value Index outperformed both the Russell 1000 Growth and the S&P 500 indices during this fiscal period by 1,694 bps and 1,126 bps, respectively.  So far in 2021 alone, investors have allocated $11.5 billion into U.S. large cap value exchange traded funds, versus almost $4 billion in outflows from growth funds.1

We view this value recovery in two tranches: cyclical value and defensive value.  Economically-exposed cyclical businesses- Financials, Energy, and Industrials- are early beneficiaries. However, the defensive half of Value- such as Real Estate or Consumer Staples- has yet to participate. So, we may have more of this “recovery runway” to experience: economists surveyed by the Wall Street Journal predict economic growth will accelerate by almost 6% this year, the fastest pace in nearly four decades.1 Although we don’t know the length of this recovery, we believe that it will be defined by its magnitude. Two critical components we continue to evaluate in gauging the recovery are employment reports and the shape of the yield curve. Employment is improving faster than anyone expected. Most forecasters think the unemployment rate will continue to decline fairly rapidly, and in recent months, the yield curve has steepened, both positive signs for economic strength.

Portfolio Positioning

Although growth in actual company earnings has rebounded, this reality is not reflected in earnings estimates. The 2022 expected earnings for our portfolio companies are still 10% below actual earnings from 2019. Despite a belief that consensus underestimates the earnings power of our companies, the portfolio still trades at just 13x consensus 2021 earnings expectations. Additionally, our portfolio has a 5.5% free cash flow yield (latest 12 months) and we believe those free cash flows can grow 9-10% per year for the next three to four years.

_______________
[1]
Michael Wursthorn, ‘Stocks Favored in Reopening Trade Hit Turbulence,’ The Wall Street Journal, March 29, 2021, https://www.wsj.com/articles/stocks-favored-in-reopening-trade-hit-turbulence-11617010200?mod=hp_lead_pos4

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We also believe the Fund is well positioned for reflation with Financials, Energy and Materials comprising roughly 42% of the portfolio. Research suggests that only 20-25% of stimulus is making its way into the economy which leaves a tremendous amount of cash and borrowing capacity on the sidelines. Deployment of that cash should further benefit economic activity and the reflation trade. Furthermore, congressional approval of infrastructure spending could further benefit these economically-sensitive companies.

Future Outlook

Although our process is focused on bottom-up, company-specific research, macro activities will influence where we focus our attention. We are looking at opportunities that would benefit from an infrastructure bill, beneficiaries of reflation, and companies that fall into the defensive value category. However, the most important observation right now is that everyone from the White House to Congress to the U.S. Treasury to the Federal Reserve is committed to delivering more robust economic growth. If the next eight years follow the same pattern as 2000-2007, and value stocks outperform growth stocks, then we believe the companies in our concentrated, high-conviction, benchmark-agnostic portfolio could shine.

Cornerstone Fund Portfolio Review

The Cornerstone Fund produced a 37.69% return compared to a 10.02% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the six months ended March 31, 2021.

At the security level, the Fund benefitted from top contributing equity investments Tapestry, ViacomCBS, CNH Industrial, Nucor and Equitable Holdings. The bottom contributing equity investments were E*TRADE Financial, Merck, Kroger and Noble Energy.

While the overlap between the equities owned in the Cornerstone and Partners Funds is high, the Cornerstone Fund remains far more defensive with roughly 4% in cash and equivalents and roughly 22% in fixed income investments. Normally, we expect the Fund to hold between 25% and 50% in fixed income securities.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 65%-75% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 56% of our fixed income portfolio is invested in Inflation Protected Treasury bonds (TIPs). Considering the current interest rate environment, we are positioning the portfolio for an increase in income produced by TIPs as inflation rises.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

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Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of a Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

The Partners Fund top ten holdings and weightings as of 3/31/21 are as follows:

Equitable Holdings	5.14
Nucor	5.09
American International Group	4.66
Wells Fargo	4.59
Ally Financial	4.54
Advance Auto Parts	4.41
AmerisourceBergen	4.38
National Fuel Gas	4.26
AT&T	4.23
Citigroup	4.14

The Cornerstone Fund top ten equity holdings and weightings as of 3/31/21 are as follows:

Nucor	3.72
Advance Auto Parts	3.20
Equitable Holdings	3.14
Ally Financial	3.06
Wells Fargo	2.99
American International Group	2.96
Chevron	2.95
CNH Industrial	2.90
Murphy Oil	2.86
AmerisourceBergen	2.73

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The S&P 500® Index: is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index: measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long-term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

The Russell 1000® Growth Index: measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged.

It is not possible to invest directly in an index.

Earnings Per Share (EPS): is the net income of a company divided by the total number of shares it has outstanding.

Free Cash Flow (cash flow): is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Price /Cash Flow Ratio (P/CF): a stock valuation measure calculated by dividing a firm’s cash flow per share into the current stock price. Financial analysts often prefer to value stocks using cash flow rather than earnings because the latter is more easily manipulated.

Price/Earnings (P/E) Ratio: is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

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EXPENSE EXAMPLE at March 31, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/20 – 3/31/21).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/20	3/31/21	10/1/20 – 3/31/21	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,509.80	$7.63	1.22%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.14	1.22%

Institutional Class Shares
Actual	$1,000.00	$1,511.20	$6.07	0.97%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.09	$4.89	0.97%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/20	3/31/21	10/1/20 – 3/31/21	Ratio*
Poplar Forest Cornerstone Fund

Investor Class Shares
Actual	$1,000.00	$1,376.90	$5.33	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares	COMMON STOCKS – 95.8%	Value

	Aerospace & Defense – 0.9%
23,500	Curtiss-Wright Corp.	$2,787,100

	Banks – 8.6%
170,500	Citigroup, Inc.	12,403,875
341,000	Wells Fargo & Co.	13,322,870
		25,726,745
	Capital Markets – 2.8%
110,000	Morgan Stanley	8,542,600

	Consumer Finance – 4.4%
292,500	Ally Financial, Inc.	13,223,925

	Diversified Financial Services – 4.9%
450,000	Equitable Holdings, Inc.	14,679,000

	Diversified Telecommunication Services – 6.5%
418,000	AT&T, Inc.	12,652,860
515,000	Lumen Technologies, Inc.	6,875,250
		19,528,110
	Food & Staples Retailing – 7.2%
164,500	CVS Health Corp.	12,375,335
117,500	Sysco Corp.	9,251,950
		21,627,285
	Food Products – 2.2%
171,500	Conagra Brands, Inc.	6,448,400

	Gas Utilities – 4.3%
255,000	National Fuel Gas Co.	12,747,450

	Health Care Providers & Services – 4.4%
111,000	AmerisourceBergen Corp.	13,105,770

	Household Durables – 3.3%
370,000	Newell Brands, Inc.	9,908,600

	Insurance – 7.2%
302,000	American International Group, Inc.	13,955,420
123,000	Lincoln National Corp.	7,659,210
		21,614,630
	IT Services – 6.7%
336,000	DXC Technology Co. (d)	10,503,360
73,000	International Business Machines Corp.	9,727,980
		20,231,340

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares		Value
	Machinery – 5.2%
792,000	CNH Industrial NV (a)(d)	$12,386,880
15,800	Stanley Black & Decker, Inc.	3,154,786
		15,541,666
	Media – 0.8%
56,000	ViacomCBS, Inc. – Class B (b)	2,525,600

	Metals & Mining – 6.8%
182,000	Nucor Corp.	14,609,140
38,500	Reliance Steel & Aluminum Co.	5,863,165
		20,472,305
	Oil, Gas & Consumable Fuels – 7.3%
115,000	Chevron Corp.	12,050,850
591,500	Murphy Oil Corp.	9,706,515
		21,757,365
	Pharmaceuticals – 4.8%
28,000	Eli Lilly & Co.	5,230,960
119,500	Merck & Co., Inc.	9,212,255
		14,443,215
	Specialty Retail – 4.3%
71,000	Advance Auto Parts, Inc.	13,027,790

	Textiles, Apparel & Luxury Goods – 3.2%
230,000	Tapestry, Inc. (d)	9,478,300
	TOTAL COMMON STOCKS
	(Cost $190,503,105)	287,417,196

	REIT – 1.9%

	Equity Real Estate Investment Trust (REIT) – 1.9%
289,000	Brixmor Property Group, Inc.	5,846,470
	TOTAL REIT
	(Cost $3,447,111)	5,846,470

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares	MONEY MARKET FUND – 1.1%	Value
3,164,455	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.03% (c)	$3,164,455
	TOTAL MONEY MARKET FUND
	(Cost $3,164,455)	3,164,455
	Total Investments in Securities
	(Cost $197,114,671) – 98.8%	296,428,121
	Other Assets in Excess of Liabilities – 1.2%	3,462,899
	NET ASSETS – 100.0%	$299,891,020

REIT – Real Estate Investment Trust
(a)	U.S. traded security of a foreign issuer.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield at March 31, 2021.
(d)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares	COMMON STOCKS – 72.2%	Value

	Aerospace & Defense – 0.8%
1,800	Curtiss-Wright Corp.	$213,480

	Banks – 5.6%
10,000	Citigroup, Inc.	727,500
21,500	Wells Fargo & Co.	840,005
		1,567,505
	Biotechnology – 0.9%
1,500	United Therapeutics Corp. (a)	250,905

	Capital Markets – 2.3%
8,500	Morgan Stanley	660,110

	Consumer Finance – 3.1%
19,000	Ally Financial, Inc.	858,990

	Diversified Financial Services – 3.1%
27,000	Equitable Holdings, Inc.	880,740

	Diversified Telecommunication Services – 4.8%
23,900	AT&T, Inc.	723,453
46,400	Lumen Technologies, Inc.	619,440
		1,342,893
	Food & Staples Retailing – 5.2%
9,600	CVS Health Corp.	722,208
9,300	Sysco Corp.	732,282
		1,454,490
	Food Products – 1.7%
13,000	Conagra Brands, Inc.	488,800

	Gas Utilities – 2.6%
14,700	National Fuel Gas Co.	734,853

	Health Care Providers & Services – 4.8%
6,500	AmerisourceBergen Corp.	767,455
1,650	Anthem, Inc.	592,267
		1,359,722
	Household Durables – 2.5%
25,700	Newell Brands, Inc.	688,246

	Insurance – 5.2%
18,000	American International Group, Inc.	831,780
9,900	Lincoln National Corp.	616,473
		1,448,253
	IT Services – 4.5%
19,500	DXC Technology Co. (a)	609,570
5,000	International Business Machines Corp.	666,300
		1,275,870

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares		Value
	Machinery – 3.7%
52,000	CNH Industrial NV (a)(e)	$813,280
1,100	Stanley Black & Decker, Inc.	219,637
		1,032,917
	Media – 0.8%
5,100	ViacomCBS, Inc. – Class B (d)	230,010

	Metals & Mining – 5.5%
13,000	Nucor Corp.	1,043,510
3,300	Reliance Steel & Aluminum Co.	502,557
		1,546,067
	Oil, Gas & Consumable Fuels – 5.8%
7,900	Chevron Corp.	827,841
49,000	Murphy Oil Corp.	804,090
		1,631,931
	Pharmaceuticals – 3.8%
2,200	Eli Lilly & Co.	411,004
8,600	Merck & Co., Inc.	662,974
		1,073,978
	Specialty Retail – 3.2%
4,900	Advance Auto Parts, Inc.	899,101

	Textiles, Apparel & Luxury Goods – 2.3%
15,600	Tapestry, Inc. (a)	642,876
	TOTAL COMMON STOCKS
	(Cost $13,995,152)	20,281,737

	REIT – 1.9%

	Equity Real Estate Investment Trust (REIT) – 1.9%
26,500	Brixmor Property Group, Inc.	536,095
	TOTAL REIT
	(Cost $371,398)	536,095

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Principal
Amount	CORPORATE BONDS – 9.7%	Value

	Banks – 2.6%
	Citizens Financial Group, Inc.
$700,000	3.75%, 7/1/24	$751,735

	Oil, Gas Services & Equipment – 2.2%
	Schlumberger Holdings Corp.
550,000	4.00%, 12/21/25 (c)	608,699

	Professional Services – 2.8%
	Equifax, Inc.
750,000	3.30%, 12/15/22	780,773

	Real Estate – 4.2%
	Brixmor Operating Partnership LP
550,000	3.25%, 9/15/23	581,554
	TOTAL CORPORATE BONDS
	(Cost $2,560,622)	2,722,761

	U.S. TREASURY NOTES – 12.2%
	U.S. Treasury Floating Rate Note
650,000	0.069%, 1/31/23	650,354
	U.S. Treasury Note TIPS
762,782	0.125%, 1/15/22	780,335
771,155	0.125%, 7/15/24	834,510
766,972	0.25%, 7/15/29	843,677
305,235	0.25%, 2/15/50	317,555
		2,776,077
	TOTAL U.S. TREASURY NOTES
	(Cost $3,284,398)	3,426,431

The accompanying notes are an integral part of these financial statements.
Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited), Continued

Shares	MONEY MARKET FUND – 3.9%	Value
1,098,025	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.03% (b)	$1,098,025
	TOTAL MONEY MARKET FUND
	(Cost $1,098,025)	1,098,025
	Total Investments in Securities
	(Cost $21,309,595) – 99.9%	28,065,049
	Other Assets in Excess of Liabilities – 0.1%	41,446
	NET ASSETS – 100.0%	$28,106,495

REIT – Real Estate Investment Trust
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at March 31, 2021.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of March 31, 2021, the value of these investments was $608,699 or 2.2% of total net assets.

(d)	Non-voting shares.
(e)	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

(This Page Intentionally Left Blank.)

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$197,114,671 and $21,309,595, respectively)	$296,428,121	$28,065,049
Receivables
Investments sold	3,810,278	—
Fund shares issued	784,138	40,000
Dividends and interest	374,769	47,605
Prepaid expenses	16,705	5,700
Total assets	301,414,011	28,158,354
LIABILITIES
Payables
Fund shares redeemed	1,168,468	—
Due to Adviser	191,407	4,760
12b-1 fees	13,716	8
Custody fees	7,563	1,338
Administration and fund accounting fees	60,539	23,645
Transfer agent fees and expenses	54,505	6,484
Audit fees	11,177	10,927
Chief Compliance Officer fee	3,085	3,085
Trustee fees and expenses	342	—
Accrued expenses	12,189	1,612
Total liabilities	1,522,991	51,859
NET ASSETS	$299,891,020	$28,106,495

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited), Continued

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$23,452,544	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	444,753	—
Net asset value and redemption price per share	$52.73	$—
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$55.51	$—
Investor Class Shares
Net assets applicable to shares outstanding	$—	$28,106,495
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	—	914,282
Net asset value, offering and redemption price per share	$—	$30.74
Institutional Class Shares
Net assets applicable to shares outstanding	$276,438,476	$—
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,240,078	—
Net asset value, offering and redemption price per share	$52.75	$—
COMPONENTS OF NET ASSETS
Paid-in capital	$193,372,590	$20,449,969
Total distributable earnings	106,518,430	7,656,526
Net assets	$299,891,020	$28,106,495

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2021 (Unaudited)

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$3,627,542	$271,997
Interest	323	69,561
Total Income	3,627,865	341,558
Expenses
Advisory fees (Note 4)	1,160,988	99,432
Administration and fund accounting fees (Note 4)	114,290	44,892
Transfer agent fees and expenses (Note 4)	69,248	10,971
Sub-transfer agent fees	29,940	546
12b-1 fees – Class A shares (Note 5)	24,623	114
Registration fees	19,020	6,226
Custody fees (Note 4)	14,953	2,976
Audit fees	11,239	10,988
Trustees fees and expenses	8,654	7,262
Printing and mailing expense	8,216	2,247
Chief Compliance Officer fee (Note 4)	6,243	6,243
Legal fees	2,983	3,214
Insurance expense	2,787	1,163
Interest expense (Note 7)	20	36
Miscellaneous	13,424	2,687
Total expenses	1,486,628	198,997
Less: Advisory fees waived (Note 4)	(226,243)	(87,023)
Net expenses	1,260,385	111,974
Net investment income	2,367,480	229,584
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	9,058,399	688,273
Net change in unrealized appreciation/(depreciation)
on investments	92,547,123	6,970,166
Net realized and unrealized gain on investments	101,605,522	7,658,439
Net Increase in Net Assets
Resulting from Operations	$103,973,002	$7,888,023

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2021	Year Ended
	(Unaudited)	September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,367,480	$6,459,926
Net realized gain/(loss) from investments	9,058,399	(1,642,063)
Net change in unrealized appreciation/
(depreciation) on investments	92,547,123	(51,871,595)
Net increase/(decrease) in net assets
resulting from operations	103,973,002	(47,053,732)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(415,086)	(405,531)
Net dividends and distributions to shareholders –
Institutional Class Shares	(5,476,997)	(6,068,125)
Total dividends and distributions to shareholders	(5,892,083)	(6,473,656)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(7,605,957)	(128,784,596)
Total increase/(decrease) in net assets	90,474,962	(182,311,984)
NET ASSETS
Beginning of period	209,416,058	391,728,042
End of period	$299,891,020	$209,416,058

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	11,349	$510,479	21,332	$784,218
Shares issued on reinvestments
of distributions	8,381	359,307	8,016	345,823
Shares redeemed	(46,759)	(1,914,735)	(252,959)	(9,602,219)
Net decrease	(27,029)	$(1,044,949)	(223,611)	$(8,472,178)

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	429,321	$19,476,761	1,181,437	$42,102,878
Shares issued on reinvestments
of distributions	95,132	4,077,349	111,995	4,828,120
Shares redeemed	(671,764)	(30,115,118)	(4,474,461)	(167,243,416)
Net decrease	(147,311)	$(6,561,008)	(3,181,029)	$(120,312,418)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2021	Year Ended
	(Unaudited)	September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$229,584	$472,671
Net realized gain/(loss) from investments	688,273	(414,322)
Net change in unrealized appreciation/
(depreciation) on investments	6,970,166	(1,945,718)
Net increase/(decrease) in net assets
resulting from operations	7,888,023	(1,887,369)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares*	—	(25,515)
Net dividends and distributions to shareholders –
Investor Class Shares**	(472,669)	(1,217,092)
Total dividends and distributions to shareholders	(472,669)	(1,242,607)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,932,434)	(1,567,148)
Total increase/(decrease) in net assets	5,482,920	(4,697,124)
NET ASSETS
Beginning of period	22,623,575	27,320,699
End of period	$28,106,495	$22,623,575

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments
of distributions	—	$—	1,016	$25,516
Payment for conversion of
Class A shares	(22,671)	(515,549)	—	—
Shares redeemed	(1,124)	(26,622)	—	—
Net increase/(decrease)	(23,795)	$(542,171)	1,016	$25,516

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
Investor Class Shares**	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,626	$49,101	826	$19,416
Proceeds from conversion of
Class A shares	22,612	515,549	—	—
Shares issued on reinvestments
of distributions	17,427	457,118	45,173	1,134,299
Shares redeemed	(97,862)	(2,412,031)	(120,719)	(2,746,379)
Net decrease	(56,197)	$(1,390,263)	(74,720)	$(1,592,664)

*	Class A Shares converted to Investor Class Shares on October 30, 2020. See Note 1 in the Notes to Financial Statements.
**	Formerly Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value,
beginning of period	$35.69		$42.22	$52.65	$50.88	$46.61	$38.76
Income from
investment operations:
Net investment income^	0.36		0.74	0.58	0.39	0.67	0.35
Net realized and unrealized
gain/(loss) on investments	17.62		(6.65)	(6.50)	3.77	4.49	7.77
Total from
investment operations	17.98		(5.91)	(5.92)	4.16	5.16	8.12
Less distributions:
From net
investment income	(0.94)		(0.62)	(0.50)	(0.85)	(0.18)	(0.27)
From net realized
gain on investments	—		—	(4.01)	(1.54)	(0.71)	—
Total distributions	(0.94)		(0.62)	(4.51)	(2.39)	(0.89)	(0.27)
Net asset value,
end of period	$52.73		$35.69	$42.22	$52.65	$50.88	$46.61

Total return	50.98	%+	-14.27%	-10.71%	8.45%	11.06%	21.05%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$23,453		$16,840	$29,359	$48,157	$79,335	$193,598
Ratio of expenses to
average net assets:
Before fee waiver	1.40	%++	1.43%	1.36%	1.28%	1.28%	1.29%
After fee waiver	1.22	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.46	%++	1.75%	1.25%	0.74%	1.33%	0.78%
After fee waiver	1.64	%++	1.93%	1.36%	0.77%	1.36%	0.82%
Portfolio turnover rate	19.65	%+	40.35%	30.72%	31.83%	31.07%	29.63%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value,
beginning of period	$35.75		$42.29	$52.79	$51.06	$46.84	$38.96
Income from
investment operations:
Net investment income^	0.41		0.84	0.69	0.53	1.02	0.45
Net realized and unrealized
gain/(loss) on investments	17.63		(6.65)	(6.53)	3.77	4.30	7.81
Total from
investment operations	18.04		(5.81)	(5.84)	4.30	5.32	8.26
Less distributions:
From net
investment income	(1.04)		(0.73)	(0.65)	(1.03)	(0.39)	(0.38)
From net realized
gain on investments	—		—	(4.01)	(1.54)	(0.71)	—
Total distributions	(1.04)		(0.73)	(4.66)	(2.57)	(1.10)	(0.38)
Net asset value,
end of period	$52.75		$35.75	$42.29	$52.79	$51.06	$46.84

Total return	51.12	%+	-14.03%	-10.49%	8.72%	11.35%	21.35%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$276,438		$192,576	$362,369	$701,542	$692,564	$430,439
Ratio of expenses to
average net assets:
Before fee waiver	1.15	%++	1.18%	1.11%	1.03%	1.03%	1.04%
After fee waiver	0.97	%++	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.70	%++	2.00%	1.50%	1.02%	2.02%	1.03%
After fee waiver	1.88	%++	2.18%	1.61%	1.05%	2.05%	1.07%
Portfolio turnover rate	19.65	%+	40.35%	30.72%	31.83%	31.07%	29.63%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Shares
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
Net asset value,
beginning of period	$22.76		$25.58	$28.20	$26.70	$25.69	$23.21
Income from
investment operations:
Net investment income^	0.25		0.45	0.42	0.33	0.47	0.28
Net realized and unrealized
gain/(loss) on investments	8.24		(2.11)	(1.83)	1.81	1.53	3.29
Total from
investment operations	8.49		(1.66)	(1.41)	2.14	2.00	3.57
Less distributions:
From net
investment income	(0.51)		(0.34)	(0.42)	(0.40)	(0.22)	(0.18)
From net realized
gain on investments	—		(0.82)	(0.79)	(0.24)	(0.77)	(0.91)
Total distributions	(0.51)		(1.16)	(1.21)	(0.64)	(0.99)	(1.09)
Net asset value,
end of period	$30.74		$22.76	$25.58	$28.20	$26.70	$25.69

Total return	37.69	%+	-6.89%	-4.71%	8.15%	7.83%	15.95%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$28,106		$22,084	$26,739	$31,005	$28,939	$22,287
Ratio of expenses to
average net assets:
Before fee waiver	1.60	%++#	1.76%	1.64%	1.49%	1.57%	1.97%
After fee waiver	0.90	%++#	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	1.15	%++	1.05%	0.92%	0.61%	1.12%	0.09%
After fee waiver	1.85	%++	1.91%	1.66%	1.20%	1.79%	1.16%
Portfolio turnover rate	15.47	%+	39.97%	38.12%	29.88%	24.82%	24.54%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Includes expenses of Class A Shares which converted to Investor Class Shares (formerly Institutional Class Shares) on October 30, 2020.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund currently offers Class A shares and Institutional Class shares.  The Cornerstone Fund currently offers Investor Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  On January 28, 2021, the class name changed from Institutional Class to Investor Class.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts on securities purchased are accreted over the life of the respective security.  Premiums on securities purchased are amortized to the earliest call date.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2021:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$22,053,710	$—	$—	$22,053,710
Consumer Discretionary	32,414,690	—	—	32,414,690
Consumer Staples	15,700,350	—	—	15,700,350
Energy	21,757,365	—	—	21,757,365
Financials	83,786,900	—	—	83,786,900
Health Care	39,924,320	—	—	39,924,320
Industrials	18,328,766	—	—	18,328,766
Information Technology	20,231,340	—	—	20,231,340
Materials	20,472,305	—	—	20,472,305
Utilities	12,747,450	—	—	12,747,450
Total Common Stocks	287,417,196	—	—	287,417,196
REIT	5,846,470	—	—	5,846,470
Money Market Fund	3,164,455	—	—	3,164,455
Total Investments
in Securities	$296,428,121	$—	$—	$296,428,121

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,572,903	$—	$—	$1,572,903
Consumer Discretionary	2,230,222	—	—	2,230,222
Consumer Staples	1,221,082	—	—	1,221,082
Energy	1,631,931	—	—	1,631,931
Financials	5,415,598	—	—	5,415,598
Health Care	3,406,814	—	—	3,406,814
Industrials	1,246,397	—	—	1,246,397
Information Technology	1,275,870	—	—	1,275,870
Materials	1,546,067	—	—	1,546,067
Utilities	734,853	—	—	734,853
Total Common Stocks	20,281,737	—	—	20,281,737
REIT	536,095	—	—	536,095
Fixed Income
Corporate Bonds	—	2,722,761	—	2,722,761
U.S. Treasury Notes	—	3,426,431	—	3,426,431
Total Fixed Income	—	6,149,192	—	6,149,192
Money Market Fund	1,098,025	—	—	1,098,025
Total Investments
in Securities	$21,915,857	$6,149,192	$—	$28,065,049

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, effective January 1, 2021, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $250 million of assets, 0.775% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2021, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	0.95%*
Cornerstone Fund	0.90%

* Effective January 1, 2021. Previous expense cap was 1.00%.

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2021, the Adviser reduced its fees in the amount of $226,243, and $87,023 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2022, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2021	9/30/2022	9/30/2023	3/31/2024	Total
Partners Fund	$119,327	$530,739	$539,033	$226,243	$1,415,342
Cornerstone Fund	90,686	209,239	212,025	87,023	598,973

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended March 31, 2021, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the six months ended March 31, 2021 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  At the close of business on October 30, 2020, the Cornerstone Fund’s Class A shares converted to the Institutional Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the six months ended March 31, 2021 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$ —	$47,604,822	$ —	$59,465,163
Cornerstone Fund	650,000	3,049,473	—	5,661,125

NOTE 7 – LINES OF CREDIT

The Partners Fund and the Cornerstone Fund have secured lines of credit in the amount of $55,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2021, the Funds drew upon their lines of credit. The Partners Fund had an average daily outstanding balance of $3,670, a weighted average interest rate of 3.25%, paid interest expense of $20 and had a maximum amount outstanding of $604,000.  The Cornerstone Fund had an average daily outstanding balance of $203, a weighted average interest rate of 3.25%, paid interest expense of $36 and had a maximum amount outstanding of $20,000.

At March 31, 2021, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2021 and the year ended September 30, 2020 was as follows:

	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
Partners Fund
Ordinary income	$5,892,083	$6,473,656

	Six Months Ended	Year Ended
	March 31, 2021	September 30, 2020
Cornerstone Fund
Ordinary income	$ 472,669	$ 369,107
Long-term capital gains	—	873,500

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

As of September 30, 2020, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$205,651,081	$22,558,144
Gross unrealized appreciation	36,535,276	3,276,255
Gross unrealized depreciation	(32,616,563)	(3,187,267)
Net unrealized appreciation (a)	3,918,713	88,988
Undistributed ordinary income	5,807,713	472,669
Undistributed long-term capital gains	—	—
Total distributable earnings	5,807,713	472,669
Other accumulated gains/(losses)	(1,288,915)	(320,485)
Total accumulated earnings/(losses)	$8,437,511	$241,172

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2020, the Partners Fund and the Cornerstone Fund had short-term capital loss carryforwards of $1,288,915 and $320,485, respectively.  These capital losses may be carried forward indefinitely to offset future gains.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2021 (Unaudited), Continued

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (All Funds) – The following risks are associated with the Funds’ investment in debt securities.

o	Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o	Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

o	Credit Risk. The risk of loss on an investment due to the deterioration of an issuer’s financial strength. Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o	High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (All Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of March 31, 2021:

Fund	Shareholder	Percent of Shares Held
Partners Fund	Charles Schwab & Co.	35.20%
Cornerstone Fund	Charles Schwab & Co.	38.68%

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2021 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Adviser’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser in person or by videoconference to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2020 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and the Adviser’s similarly managed accounts.  While the Board considered both short-term and long-

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Partners Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year, three-year, five-year and ten-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed both its primary and secondary benchmark indices over the one-, three-, and five-year and ten-year periods ended June 30, 2020.  The Board also considered that the Fund’s more recent performance had improved.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed its similarly managed composite over the one-, three-, and five-year and ten-year periods.

Cornerstone Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three-, and five-year periods ended June 30, 2020.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.00% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received advisory fees that were higher than the peer group median and average.

Additionally, the Board considered that, effective January 1, 2021, the Adviser had agreed to reduce its advisory fee at the first two breakpoints and had agreed to reduce the Fund’s Expense Cap by 0.05%.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable.  The Board considered that the advisory fee of the Partners Fund was greater than or less than the fees charged by the Adviser to similarly managed account clients depending on the nature of the account.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 0.90% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and also above the peer group median and average of funds with similar asset sizes. However, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees from the Fund during the year ended June 30, 2020 were below the peer group median and average.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that each Fund was structured

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

with breakpoints in its advisory fee schedule and that the breakpoints were in effect with respect to the Partners Fund.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Poplar Forest Funds Semi-Annual Report, March 2021

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Semi-Annual Report, March 2021

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

(b)   Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    6/10/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    6/10/21

By (Signature and Title)*                   /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date    6/10/21

* Print the name and title of each signing officer under his or her signature